UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 11, 2004

Commission File Number 1-6227

LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

    Delaware                                 42-0823980
            (State of Incorporation)    (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 11, 2004, Lee Enterprises, Incorporated (the “Company”) reported its results for the fourth fiscal quarter ended September 30, 2004 and for the year ended September 30, 2004. The Company is furnishing the related earnings release under Item 2.02. The Company also reported its revenues for the month of September 2004, and is furnishing the related revenue release under Item 2.02. The following exhibits are included herein:

EXHIBIT 99.1 Earnings Release - Fourth Quarter and Year Ended September 30, 2004

EXHIBIT 99.2 Monthly Revenue Release - September 2004

The earnings release contains several non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the Company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the earnings release of all non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: November 11, 2004	/s/Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

EXHIBIT 99.1 Earnings Release — Fourth Quarter and Year Ended September 30, 2004

Lee Enterprises, Incorporated
201 N. Harrison St.
Davenport, IA 52801-1939
www.lee.net

NEWS RELEASE

Lee Enterprises reports EPS growth
of 6.8% for quarter and 9.7% for fiscal year

DAVENPORT, Iowa (Nov. 11, 2004) — Lee Enterprises, Incorporated (NYSE: LEE), reported today that diluted earnings per common share from continuing operations were 47 cents for its fourth quarter ended Sept. 30, 2004, and $1.92 for the fiscal year. The results represent increases of 6.8 percent over 44 cents in the quarter a year ago and 9.7 percent over $1.75 in fiscal 2003.

“Same property advertising revenue growth of 9.5 percent in September capped off another banner year for Lee,” said Mary Junck, chairman and chief executive officer. “Our newspapers turned in impressive performance across the board in fiscal 2004, adding up to strong results for stockholders. We’ve stayed focused on our top priorities of growing revenue creatively and rapidly, increasing readership and circulation, emphasizing strong local news, driving our online strength and exercising careful cost controls. As a result, we’ve continued to become even more vital in our markets as the far-and-away leader for news and advertising, both in print and online.”

Advertising revenue for the quarter increased 8.2 percent to $130.2 million, with retail up 6.0 percent, classified up 10.0 percent, online ad revenue up 25.1 percent and niche publications down 0.7 percent. Total operating revenue increased 6.9 percent to $174.0 million. On a same property basis, which excludes the impact of acquisitions made in the current or prior year, total advertising revenue for the quarter ended Sept. 30, 2004, increased 6.2 percent from a year ago and total operating revenue increased 5.1 percent.

Operating expenses, excluding depreciation and amortization, increased 6.2 percent to $128.2 million, with compensation up 4.0 percent, newsprint up 15.6 percent as a result of supplier rate increases and other expenses up 6.5 percent. All categories of expenses were affected by acquisitions made during the fiscal year. Same property operating expenses in the quarter, excluding depreciation and amortization, increased 4.4 percent.

Operating cash flow(1) increased 8.9 percent to $45.9 million. Operating cash flow margin(1) was 26.4 percent, compared with 25.9 percent a year ago. Operating income, which includes equity in net income of associated companies and depreciation and amortization, rose 8.4 percent to $35.4 million. Income from continuing operations increased 8.8 percent to $21.2 million. Net income increased 9.3 percent to $21.3 million.

CIRCULATION RESULTS

As reported Nov. 1 by the Audit Bureau of Circulations, Lee’s circulation volume held steady in the six-month Fas-Fax period that ended Sept. 30. For the 39 Lee newspapers included in the report, average paid circulation was flat both daily and Sunday compared with the previous year. In comparison, the Newspaper Association of America reported that the average change for all newspapers during the period was minus 0.9 percent daily and minus 1.5 percent Sunday. Lee’s 44 daily newspapers have combined paid circulation of 1.1 million weekdays and 1.2 million on Sundays.

FISCAL YEAR

For the year ended Sept. 30, 2004, advertising revenue increased 6.7 percent to $507.1 million, and total operating revenue increased 5.6 percent to $683.3 million. Operating expenses, excluding depreciation and amortization, rose 5.3 percent to $497.1 million, led by an increase of 11.5 percent for newsprint and ink. Operating cash flow(1) increased 6.3 percent to $186.2 million. Operating cash flow margin(1) was 27.3 percent, compared with 27.1 percent a year ago. Operating income rose 6.4 percent to $146.6 million. Income from continuing operations increased 11.0 percent to $86.5 million. Net income increased 10.3 percent to $86.1 million.

On a same property basis, total advertising revenue for the year ended Sept. 30, 2004, increased 5.7 percent from a year ago and total operating revenue increased 4.7 percent. Same property operating expenses, excluding depreciation and amortization, increased 4.7 percent.

Tables follow.

Lee Enterprises is based in Davenport, Iowa, and is the premier publisher of daily newspapers in midsize markets. Lee owns 38 daily newspapers and a joint interest in six others, along with associated online services. Lee also publishes nearly 200 weekly newspapers, shoppers and classified and specialty publications. Lee stock is traded on the New York Stock Exchange under the symbol LEE. More information about Lee Enterprises, including revenue statistics for September, is available at www.lee.net.

LEE ENTERPRISES, INCORPORATED
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended				Year Ended
		Sept. 30				Sept. 30

(Thousands, Except EPS Data)	2004	2003		%	2004	2003		%

Operating revenue:
Advertising revenue:
Retail	$69,687	$65,741		6.0%	$283,892	$272,213		4.3%
National	4,582	3,860		18.7	18,404	15,612		17.9
Classified:
Daily newspapers:
Employment	12,556	10,951		14.7	44,562	39,058		14.1
Automotive	10,724	10,794		(0.6)	40,873	41,832		(2.3)
Real estate	9,308	8,370		11.2	34,081	30,569		11.5
All other	7,153	6,075		17.7	25,572	23,728		7.8
Other publications	10,091	9,093		11.0	37,431	34,682		7.9

Total classified	49,832	45,283		10.0	182,519	169,869		7.4
Niche publications	2,985	3,005		(0.7)	11,212	9,227		21.5
Online	3,133	2,505		25.1	11,121	8,359		33.0

Total advertising revenue	130,219	120,394		8.2	507,148	475,280		6.7

Circulation	32,680	32,631		0.2	130,552	130,197		0.3
Commercial printing	5,048	4,469		13.0	19,851	18,683		6.3
Online services & other	6,083	5,291		15.0	25,773	23,173		11.2

Total operating revenue	174,030	162,785		6.9	683,324	647,333		5.6

Operating expenses:
Compensation	70,008	67,315		4.0	276,204	267,456		3.3
Newsprint and ink	16,974	14,683		15.6	63,502	56,955		11.5
Other operating expenses	41,178	38,647		6.5	157,377	147,775		6.5

Operating expenses,
excluding depreciation
and amortization	128,160	120,645		6.2	497,083	472,186		5.3

Operating cash flow(1)	45,870	42,140		8.9	186,241	175,147		6.3
Depreciation	5,777	5,035		14.7	20,578	18,532		11.0
Amortization	6,929	6,765		2.4	27,449	26,975		1.8

Operating income, before
equity in net income of
associated companies	33,164	30,340		9.3	138,214	129,640		6.6
Equity in net income of
associated companies	2,250	2,320		(3.0)	8,340	8,053		3.6

Operating income	35,414	32,660		8.4	146,554	137,693		6.4

Non-operating income:
Financial income	258	204		26.5	1,066	1,120		(4.8)
Financial expense	(2,864)	(3,503)		(18.2)	(12,665)	(16,535)		(23.4)
Other, net	-	(254)	N	M	(294)	(1,049)	N	M

	(2,606)	(3,553)		(26.7)	(11,893)	(16,464)		(27.8)

Income from continuing
operations before
income taxes	32,808	29,107		12.7	134,661	121,229		11.1
Income tax expense	11,560	9,585		20.6	48,192	43,348		11.2

Income from continuing
operations	21,248	19,522		8.8	86,469	77,881		11.0
Discontinued operations	66	(21)	N	M	(398)	160	N	M

Net income	$21,314	$19,501		9.3%	$86,071	$78,041		10.3%

Earnings per common share:
Basic:
Continuing operations	$0.47	$0.44	6.8%	$1.93	$1.76	9.7%
Discontinued operations	-	-	-	(0.01)	-	NM

Net income	$0.47	$0.44	6.8%	$1.92	$1.76	9.1%

Diluted:
Continuing operations	$0.47	$0.44	6.8%	$1.92	$1.75	9.7%
Discontinued operations	-	-	-	(0.01)	-	NM

Net income	$0.47	$0.44	6.8%	$1.91	$1.75	9.1%

Average common shares:
Basic	44,969	44,436		44,792	44,316
Diluted	45,271	44,718		45,092	44,513

SELECTED BALANCE SHEET INFORMATION

		Sept. 30

(Thousands)	2004		2003

Cash and temporary cash investments	$8,010		$11,064
Total assets	1,403,844		1,421,377
Debt, including current maturities	213,600		305,200
Stockholders' equity	876,843		802,156

NOTES:

(1)

Operating cash flow, which is defined as operating income before depreciation, amortization and equity in net income of associated companies, and operating cash flow margin (operating cash flow divided by operating revenue) represent non-GAAP financial measures. A reconciliation of operating cash flow to operating income, the most directly comparable measure under accounting principles generally accepted in the United States (GAAP), is reflected in the tables accompanying this release. The Company believes that operating cash flow and the related margin ratio are useful measures of evaluating its financial performance because of their focus on the Company’s results from operations before depreciation and amortization. The Company also believes that these measures are several of the alternative financial measures of performance used by investors, rating agencies and financial analysts to estimate the value of a company and evaluate its ability to meet debt service requirements.

(2)

Certain amounts as previously reported have been reclassified to conform with the current period presentation. The prior period has been restated for comparative purposes, and the reclassifications have no impact on earnings.

(3)

Same property comparisons exclude acquisitions and divestitures made in the current or prior year. Same property revenue also excludes revenue of Madison Newspapers, Inc. (MNI). Lee owns 50% of the capital stock of MNI, which for financial reporting purposes is reported using the equity method of accounting.

(4)	The Company disclaims responsibility for updating information beyond the release date.

The Private Securities Litigation Reform Act of 1995 provides a “Safe Harbor” for forward-looking statements. This release contains information that may be deemed forward-looking and that is based largely on the Company’s current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in advertising demand, newsprint prices, interest rates, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships and increased capital and other costs. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. The Company does not publicly undertake to update or revise its forward-looking statements.

Contact: dan.hayes@lee.net, (563) 383-2100

EXHIBIT 99.2 Monthly Revenue Release – September 2004

Lee Enterprises, Incorporated
201 N. Harrison St.
Davenport, IA 52801-1939
www.lee.net

NEWS RELEASE

Lee Enterprises reports September ad revenue growth of 9.5%

DAVENPORT, Iowa (Nov. 11, 2004) — Lee Enterprises, Incorporated (NYSE: LEE), reported today that same property advertising revenue in September increased 9.5 percent over a year ago.

On a same property(2) basis, which excludes the effects of acquisitions and divestitures, retail advertising revenue increased 10.9 percent. Classified advertising revenue increased 8.2 percent, with employment up 15.4 percent, automotive up 3.6 percent, real estate up 6.8 percent, other newspaper classified categories up 12.8 percent, and classified in non-daily publications up 3.1 percent. National advertising revenue, a small category for Lee, increased 11.4 percent. Niche publication revenue decreased 8.7 percent and online advertising revenue increased 26.2 percent. Circulation revenue declined 1.0 percent.

Total same property operating revenue increased 8.3 percent. Including the effect of acquisitions and divestitures, total advertising revenue increased 11.9 percent, and total operating revenue increased 10.4 percent.

Mary Junck, chairman and chief executive officer, said: “Our revenue engines cranked at full throttle in September, particularly in retail advertising, where we drove growth in double digits. We continue to be gratified also by the strong results of our initiatives in classified, where we’re focused on strengthening even further our position as the market leader in every advertising category.”

Tables follow.

Lee Enterprises is based in Davenport, Iowa, and is the premier publisher of daily newspapers in midsize markets. Lee owns 38 daily newspapers and a joint interest in six others, along with associated online services. Lee also publishes nearly 200 weekly newspapers, shoppers and classified and specialty publications. Lee stock is traded on the New York Stock Exchange under the symbol LEE. More information about Lee Enterprises is available at www.lee.net.

Contact: dan.hayes@lee.net, (563) 383-2100

LEE ENTERPRISES, INCORPORATED
Revenue and Statistical Summary
(Unaudited)

OPERATING REVENUE

		September				Year to Date

(Thousands)	2004	2003		%	2004	2003		%

Advertising revenue:
Retail	$23,859	$21,512		10.9%	$281,769	$272,213		3.5%
National	1,510	1,356		11.4	17,828	15,612		14.2
Classified:
Daily newspapers:
Employment	4,032	3,495		15.4	44,414	39,058		13.7
Automotive	3,542	3,418		3.6	40,849	41,832		(2.3)
Real estate	2,932	2,745		6.8	34,003	30,569		11.2
All other	2,420	2,146		12.8	25,212	23,728		6.3
Other publications	2,976	2,887		3.1	36,310	34,682		4.7

Total classified revenue	15,902	14,691		8.2	180,788	169,869		6.4
Niche publications	1,360	1,489		(8.7)	11,103	9,227		20.3
Online	1,061	841		26.2	11,084	8,359		32.6

Total advertising revenue	43,692	39,889		9.5	502,572	475,280		5.7
Circulation	10,545	10,655		(1.0)	129,780	130,197		(0.3)
Commercial printing	1,859	1,486		25.1	19,528	18,683		4.5
Online services and other	1,996	1,607		24.2	25,753	23,173		11.1

Total same property
operating revenue	58,092	53,637		8.3	677,633	647,333		4.7
Acquisitions	1,103	-	N	M	5,691	-	N	M

Total operating revenue	$59,195	$53,637		10.4%	$683,324	$647,333		5.6%

DAILY NEWSPAPER ADVERTISING VOLUME

		September			Year to Date

(Thousands of Inches)	2004	2003	%	2004	2003	%

Retail	853	834	2.3%	10,490	10,450	0.4%
National	42	41	2.4	537	475	13.1
Classified	980	907	8.0	10,977	10,560	3.9

Total, same property	1,875	1,782	5.2%	22,004	21,485	2.4%

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LEE ENTERPRISES, INCORPORATED
Revenue and Statistical Summary
(Unaudited)

OPERATING REVENUE

		Three Months Ended Sept. 30

(Thousands)	2004	2003	%

Advertising revenue:
Retail	$68,744	$65,741	4.6%
National	4,115	3,860	6.6
Classified:
Daily newspapers:
Employment	12,495	10,951	14.1
Automotive	10,711	10,794	(0.8)
Real estate	9,273	8,370	10.8
All other	7,018	6,075	15.5
Other publications	9,451	9,093	3.9

Total classified revenue	48,948	45,283	8.1
Niche publications	2,909	3,005	(3.2)
Online	3,117	2,506	24.4

Total advertising revenue	127,833	120,395	6.2
Circulation	32,324	32,631	(0.9)
Commercial printing	4,925	4,469	10.2
Online services and other	6,075	5,290	14.8

Total same property
operating revenue	171,157	162,785	5.1
Acquisitions	2,873	-	N	M

Total operating revenue	$174,030	$162,785	6.9%

DAILY NEWSPAPER ADVERTISING VOLUME
		Three Months Ended Sept. 30

(Thousands of Inches)	2004	2003	%

Retail	2,508	2,532	(0	.9)%
National	125	120	4.2
Classified	2,999	2,787	7.6

Total, same property	5,632	5,439	3.5%

NOTES:

(1)	September and the year had one more Wednesday and Thursday and one fewer Monday and Tuesday than the prior year. The quarter had one more Thursday and one fewer Tuesday than the prior period.

(2)

Certain amounts as previously reported have been reclassified to conform with the current period presentation. The prior period has been restated for comparative purposes, and the reclassifications have no impact on earnings.

(3)

Same property comparisons exclude acquisitions and divestitures made in the current and prior year. Same property revenue also excludes revenue of Madison Newspapers, Inc. (MNI). Lee owns 50% of the capital stock of MNI, which for financial reporting purposes is reported using the equity method of accounting.

(4)	The Company’s fiscal year ends on September 30.

(5)	The Company disclaims responsibility for updating information beyond release date.

The Private Securities Litigation Reform Act of 1995 provides a “Safe Harbor” for forward-looking statements. This release contains information that may be deemed forward-looking and that is based largely on the Company’s current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in advertising demand, newsprint prices, interest rates, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships and increased capital and other costs. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. The Company does not publicly undertake to update or revise its forward-looking statements.

3